UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2016

STERLING CONSTRUCTION COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31993	25-1655321
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 Hughes Landing, Suite 250 The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 214-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Material Agreement

On May 3, 2016, Sterling Construction Company, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with D.A. Davidson & Co. (the “Underwriter”), providing for the offer and sale in a firm commitment underwritten offering of 4,500,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (“Common Stock”) at a price to the public of $4.00 per share ($3.77 per share net of underwriting discounts), including up to 225,000 shares of Common Stock pursuant to the directed share program. Pursuant to the Underwriting Agreement, the Company granted the Underwriter an option for a period of 30 days (the “Over-Allotment Option”) to purchase up to an additional 675,000 shares of Common Stock on the same terms. On May 6, 2016, the Underwriter exercised the Over-Allotment Option in full.

The Underwriting Agreement contains customary representations, warranties and agreements of the parties, and customary conditions to closing, obligations of the parties and termination provisions. The Company has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the Underwriter may be required to make because of any of those liabilities.

The Company intends to use the net proceeds of the offering for working capital, to repay indebtedness outstanding under the revolving loan portion of its equipment-based credit facility and for general corporate purposes.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 9, 2016, the Company announced the closing of its previously announced offering of 4,500,000 shares of its common stock, $0.01 par value per share, along with 675,000 shares subject to an over-allotment option, which was exercised by the underwriter prior to closing.

The offering is described in the Company’s registration statement on Form S-3 (Registration No. 333-195087) and the related final prospectus dated May 3, 2016 filed with the Securities and Exchange Commission under Rule 424(b) of the Securities Act of 1933 on May 4, 2016. A copy of the press release dated May 9, 2016 is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. A legal opinion related to the offer and sale of the Shares is filed herewith as Exhibit 5.1.

In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
1.1	Underwriting Agreement, dated May 3, 2016 between Sterling Construction Company, Inc. and D.A. Davidson & Co.
5.1	Opinion of Andrews Kurth LLP
23.1	Consent of Andrews Kurth LLP (included in Exhibit 5.1)
99.1	Press release, dated May 9, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING CONSTRUCTION COMPANY, INC.
Date: May 9, 2016	By: /s/ Ron Ballschmiede Ron Ballschmiede Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description
1.1	Underwriting Agreement, dated May 3, 2016 between Sterling Construction Company, Inc. and D.A. Davidson & Co.
5.1	Opinion of Andrews Kurth LLP
23.1	Consent of Andrews Kurth LLP (included in Exhibit 5.1)
99.1	Press release, dated May 9, 2016